UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 8, 2004

AVENUE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-30364	98-0200077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17547 Ventura Blvd., Suite 305, Encino, CA 91316

(Address of Principal Executive Office) (Zip Code)

818-465-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets

The Registrant completed the disposition of shares of the Registrant's subsidiary, Bickhams Media, Inc. pursuant to the terms of a Stock Purchase Agreement dated September 10, 2004. ROO Group, Inc. (ROO) purchased the shares of Bickhams Media, Inc., which in turn holds 50% of the outstanding shares of VideoDome.com Networks Inc. (VideoDome), a digital video streaming company based in Los Angeles, in exchange for $300,000, 4 million shares of ROO’s restricted common stock and ROO's guarantee of a an existing $288,000 promissory note of VideoDome. In addition, ROO issued an additional 3 million shares of its restricted common stock to the Registrant in exchange for the Registrant's termination of registration rights with respect to ROO shares owned by it.

ROO is an independently operated provider of digital media solutions and technology. The Registrant has been a shareholder in ROO since 2002 and following this transaction, it currently owns in the aggregate approximately 25% of ROO's outstanding common stock. The Registrant does not exercise managerial or operational control over ROO, nor does it intend to do so in the future.

For further information regarding this transaction, please see the Registrant's current report on Form 8-K dated September 10, 2004.

Item 9.01   Financial Statements and Exhibits

(a)

Financial Statements of Business Acquired.

Not Applicable

(b)

Pro forma Financial Information

(i)

Avenue Group, Inc.

(A)

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of 6/30/04

(B)

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended 6/30/04

(C)

Notes to Condensed Consolidated Pro Forma Financial Statements for the Six Months Ended 6/30/04

(D)

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended 12/31/03

(E)

Notes to Condensed Consolidated Pro Forma Financial Statements for the Year Ended 12/31/03

(c)

Exhibits.

Exhibit	Description

1	Stock Purchase Agreement dated September 10, 2004 (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on September 22, 2004)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AVENUE GROUP, INC.

Dated: November 9, 2004	By:	/s/ LEVI MOCHKIN
Levi Mochkin President and Chief Executive Officer

AVENUE GROUP, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2004

	Consolidated Avenue Group, Inc. As Reported June 30, 2004	Pro Forma Adjustments For Sale Of Bickhams Media, Inc.	Notes	Pro Forma Avenue Group, Inc. June 30, 2004
ASSETS
CURRENT ASSETS
Cash	$58,179	228,126	1, 4	$386,305
Accounts receivable, net	39,423	(39,423)	4	-
Prepaid expenses	5,600			5,600
Investment in Australian marketable securities	67,245			67,245
Total Current Assets	270,447			459,150
FIXED ASSETS, NET	62,585	(14,446)	4	48,139
INVESTMENT IN TURKISH OIL LEASES, NET	3,781,620			3,781,620
OTHER ASSETS
Investment in Roo Group, Inc.	208,500	595,000	2, 6	803,500
Note Receivable Videodome.com Networks, Inc.	-	313,438	3, 4	313,438
Loans Receivable Bickhams Media, Inc.	-			-
Other	12,099			12,099
Total Other Assets	220,599			1,129,037
TOTAL ASSETS	$4,335,251			$5,417,946

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$48,930	(2,850)	4	$46,080
Accrued expenses	480,875	(4,371)	4	476,504
Notes payable, current portion	199,111			199,111
Total Current Liabilities	728,916			721,695

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY
Preferred stock, $.001 par value, 25,000,000 shares authorized, none issued and outstanding	-			-
Common stock, $.0002 par value, 500,000,000 shares authorized, 203,976171 and 176,242,503 shares issued and outstanding, respectively	41,576			41,576
Common stock to be issued, (3,906,666 and 650,000 shares, respectively)	-			-
Additional paid – in capital	19,335,193			19,335,193
Accumulated other comprehensive income	14,478			14,478
Deferred compensation	(462,600)			(462,600)
Accumulated Deficit	(15,322,312)	1,089,916	4, 5	(14,232,396)
Total Stockholders' Equity	3,606,335			4,696,251

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,335,251			$5,417,946

See accompanying notes to condensed consolidated pro forma financial statements.

AVENUE GROUP, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2004

	Consolidated Avenue Group, Inc. As Reported Six Months Ended June 30, 2004	Pro Forma Adjustments For The Sale Of Bickhams Media, Inc.	Notes	Pro Forma Avenue Group, Inc. Six Months Ended June 30, 2004

REVENUES
Digital Media	$162,193	(162,193)	4	$-
E-Commerce	7,752			7,752
Turkish oil lease revenue	34,168			34,168
Total Revenues	204,113			41,920

OPERATING EXPENSES
Cost of sales Digital Media and E-Commerce	18,523	(17,130)	4	1,393
Development	10,000	(10,000)	4	-
Sales & marketing	13,241	(12,382)	4	859
General and administrative	1,559,953	(86,861)	4	1,473,092
Impairment loss on Turkish oil leases	1,296,703			1,296,703
Total Operating Expenses	2,898,420			2,772,047

LOSS FROM OPERATIONS	(2,694,307)			(2,730,127)

OTHER INCOME/(EXPENSE)
Interest, net	(2,320)	23,438	4	21,118
Gain on the Sale of Bickhams Media, Inc.	-	847,298	5	847,298
Other	-	255,000	6	255,000
Total Other Income (Expense)	(2,320)			1,123,416

NET INCOME (LOSS)	$(2,696,627)			$(1,606,711)

See accompanying notes to condensed consolidated pro forma financial statements.

AVENUE GROUP, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2004

BASIS OF PRESENTATION

Management has prepared the accompanying unaudited condensed consolidated pro forma financial statements of Avenue Group, Inc. and subsidiaries (the “Company”) in accordance with U.S. generally accepted accounting principles. The condensed consolidated financial statements have been prepared from information derived from the unaudited consolidated financial statements included in the Company’s Quarterly Report Form 10-QSB. Management believes the financial statements include all adjustments necessary for fair presentation of the impact of the sale of Bickhams Media, Inc.(“Bickhams”) to ROO Group, Inc. (“ROO”) as of January 1, 2004. Bickhams is a wholly-owned subsidiary of the Company and owns 50% of Videodome.com Networks, Inc. (“Videodome”). Videodome is included in the consolidated financial statements because the Company exercises significant influence over its operations.

PRO FORMA ADJUSTMENTS

The condensed consolidated pro forma financial statements include the following adjustments:

1.

$300,000 in cash received from ROO as part of the sales price less $71,874 of cash eliminated with the sale.

2.

4,000,000 shares of ROO common stock valued at $340,000 received as part of the sales price.

3.

Note receivable of $290,000 received as part of the sales price.

4.

Effect of eliminating Bickhams accounts from the Company’s consolidated financial statements.

5.

Gain from sale of Bickhams of $847,298.

6.

The Company received an additional 3,000,000 shares of ROO common stock valued at $255,000 for terminating a registration rights agreement with ROO.

AVENUE GROUP, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

	Consolidated Avenue Group, Inc. As Reported December 31, 2003	Pro Forma Adjustments For The Sale Of Bickhams Media, Inc.	Notes	Pro Forma Avenue Group, Inc. December 31, 2003

REVENUES
Digital Media	$281,352	(281,352)	1	$-
E-Commerce	31,442			31,442
Turkish oil lease revenue	157,682			157,682
Total Revenues	470,476			189,124

OPERATING EXPENSES
Cost of sales Digital Media and E-Commerce	26,439	(15,786)	1	10,653
Development	29,400	(29,400)	1	-
Sales & marketing	35,969	(33,269)	1	2,700
General and administrative	2,318,863	(129,711)	1	2,189,152
Impairment loss on Turkish oil leases	1,453,297			1,453,297
Total Operating Expenses	3,863,968			3,655,802

LOSS FROM OPERATIONS	(3,393,492)			(3,466,678)

OTHER INCOME/(EXPENSE)
Interest, net	(1,301,697)	17,638	1	(1,284,059)
Gain on the Sale of Bickhams Media, Inc.	-	752,782	2	752,782
Other	4,012	135,000	3	139,012
Total Other Income (Expense)	(1,297,685)			(392,265)

NET INCOME (LOSS)	$(4,691,177)			$(3,858,943)

See accompanying notes to condensed consolidated pro forma financial statements.

AVENUE GROUP, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2003

BASIS OF PRESENTATION

Management has prepared the accompanying unaudited condensed consolidated pro forma financial statements of Avenue Group, Inc. and subsidiaries (the “Company”) in accordance with U.S. generally accepted accounting principles.  The condensed consolidated financial statements have been prepared from information derived from the audited consolidated financial statements included in the Company’s Annual Report Form 10-KSB.  Management believes the financial statements include all adjustments necessary for fair presentation of the impact of the sale of Bickhams Media, Inc.(“Bickhams”) to ROO Group, Inc. (“ROO”) as of January 1, 2003.  Bickhams is a wholly-owned subsidiary of the Company and owns 50% of Videodome.com Networks, Inc. (“Videodome”).  Videodome is included in the consolidated financial statements because the Company exercises significant influence over its operations.

PRO FORMA ADJUSTMENTS

The condensed consolidated pro forma financial statements include the following adjustments:

1.

Effect of eliminating Bickhams accounts from the Company’s consolidated financial statements.

2.

Gain from sale of Bickhams of $752,782.

3.

The Company received an additional 3,000,000 shares of ROO common stock valued at $135,000 for terminating a registration rights agreement with ROO.